SCHEDULE 14C
                                 (Rule 14c-101)
                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[ ]  Preliminary information statement
[X]  Definitive information statement
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)
     (2))

                               USOL HOLDINGS, INC.

                (Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

     This Information Statement is first being mailed or furnished to the shareholders of USOL on or about December 6, 2001, and the transactions described herein shall not become effective until at least 20 days thereafter.

                              INFORMATION STATEMENT
                                       OF
                               USOL HOLDINGS, INC.
                             10300 Metric Boulevard
                               Austin, Texas 78758
                                 (512) 651-3767

     THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF USOL, INC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed or furnished to the shareholders of USOL Holdings, Inc., an Oregon corporation ("USOL," or the "Company"), in connection with the vote to amend the Company's Series A Designation (the "Series A Designation") and the Company's Series B Designation (the "Series B Designation"), on November 20, 2001 by USOL's Board of Directors and the future vote on such actions at a special meeting of the Company's shareholders. This Information Statement is furnished solely for the purpose of informing the shareholders of USOL, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                          ACTIONS BY BOARD OF DIRECTORS
                                AND SHAREHOLDERS

     On November 20, 2001 the Board of Directors of USOL unanimously approved by written consent (a copy of which is attached hereto as Exhibit A) in accordance with Section 60.341 of the Oregon Revised Statutes, as amended (the "ORS"), a resolution to amend the Series A Designation and the Series B Designation
(together, the "Articles of Amendment") and directed that the Articles of Amendment be submitted to a vote of the common and preferred shareholders of the Company.

     This Information Statement is being mailed to shareholders commencing on or about December 6, 2001 in connection with a shareholder vote on the above referenced matter at a special meeting of the Company shareholders to be held at the Company's offices at 10300 Metric Boulevard Austin, Texas 78758, on December 27, 2001 at 10:00 a.m. Central Standard Time, and any adjournment thereof, for the purposes set forth in the accompanying notice.

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


                    AMENDMENT TO CERTIFICATE OF INCORPORATION

Background

     Certain provisions of the Series A Designation, Preferences, Limitations, and Relative Rights of the Company Series A Convertible Preferred Stock (the "Series A Stock") and the Series B Designations, Preferences, Limitations, and Relative Rights of the Company Series B Convertible Preferred Stock (the "Series B Stock") provide for the payment (the "Payment Terms") of quarterly dividends in cash, or, at the option of the Company, in shares of the Company's common stock, no par value (the "Common Stock"), to the holders of Series A Stock and the holders of Series B Stock. The Company's loan covenants prohibit the Company from making cash dividend payments. Therefore, the Company is required to make the quarterly dividend payments in shares of Common Stock, the number of shares of which is based on the market value of the Common Stock at the time the dividend payment is due.

Reasons for the Amendment

     The current value of the Common Stock is at a historic low, meaning that the Company is required to issue a significant number of shares of Common Stock each quarter as dividend payments which results in considerable dilution to the holders of Common Stock. The holders of more than a majority of the outstanding Series A Convertible Preferred Stock have informed the Company that they believe that it would be in the best interests of the Company and its shareholders to amend, effective December 31, 2001, the dividend provisions of the Series A Stock and the Series B Stock to provide different dividends terms as specified below and in the Articles of Amendment. In addition, they have agreed to modify the terms of the Series A Stock and Series B Stock to provide, in both cases, different provisions related to conversion. The Articles of Amendment will also modify certain protective provisions found in the designations, among other items, such amendment will eliminate the requirement that the Company obtain the consent of the holders of 100% of the Series A Stock and Series B Stock to amend the Company's Articles of Incorporation.

Effect of the Amendment

     The Investors (as defined herein) and the Company propose to amend the Series A Designation and the Series B Designation (i) to provide that the holders of Series A Stock together with the holders of the Series B Stock, shall receive, on a pro rata basis determined in accordance with their ownership of Series A Stock and Series B Stock, an aggregate of 5 million shares of the Company's Common Stock, effective upon the effectiveness of the Articles of Amendment (ii) to modify the dividend provisions in both designations to provide that instead of the current dividend of 12% of the Liquidation Preference, no dividends will be declared, issued or paid in fiscal years 2002 and 2003, and further provide for cash, cumulative dividends payments in fiscal year 2004 at a rate of 2% of the Liquidation Preference (as defined in the Articles of Amendment), and further provide for cash, cumulative dividend payments in fiscal year 2005 at a rate of 4% of the Liquidation Preference, and further provide for cash, cumulative dividend payments in fiscal years 2006 and beyond at a rate of 6% of the Liquidation Preference, (iii) to provide that the Series A Stock and the Series B Stock are convertible into the Company's Common Stock on or after January 1, 2005, at the shareholder's option at $2.00 per share (iv) to


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

provide that with respect to any conversion event in both designations, all accrued but unpaid dividends may be payable in cash or Common Stock, at the option of the Company, (v) to revise the redemption provisions to provide that the Company may immediately redeem all or a portion of the shares of Series A Stock and Series B Stock on a pro rata basis by paying the Liquidation Preference plus all declared but unpaid dividends, if any, (vi) to modify the shareholder approval requirements regarding certain protective provisions found in the Series A Designation and the Series B Designation, and (vii) to make certain other conforming changes to the certificates of designation as provided in the Articles of Amendment.

     The Articles of Amendment are attached hereto as Exhibit B and any descriptions of the Articles of Amendment contained within this Information Statement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Articles of Amendment.

     Changes to the Series A Designation and the Series B Designation include the following:



          Related Provision                   Old Provision                            New Provision
----------------------------------------------------------------------------------------------------------------
Issuance of Shares                     Not Applicable                       Holders of Series A Stock together
                                                                            with the holders of the Series B
                                                                            Stock, shall receive, on a pro
                                                                            rata basis determined in
                                                                            accordance with their ownership of
                                                                            Series A Stock and Series B Stock,
                                                                            an aggregate of 5 million shares
                                                                            of the Company's Common Stock
----------------------------------------------------------------------------------------------------------------
Dividend                               Dividends are 12% of the             During 2002 - no dividend; During
                                       Liquidation Preference, payable in   2003 - no dividend; During 2004 -
                                       cash or Common Stock quarterly.      cash dividend equal 2% of
                                                                            Liquidation Preference; During 2005
                                                                            - cash dividend equal 4% of
                                                                            Liquidation Preference; During 2006
                                                                            and beyond - cash dividend equal 6%
                                                                            of Liquidation Preference

                                                                            With respect to any conversion event,
                                                                            all accrued but unpaid dividends may
                                                                            be paid in cash or Common Stock at
                                                                            the option of the Company.


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

----------------------------------------------------------------------------------------------------------------
Stock Conversion                       Series A Stock and Series B Stock    No optional conversion of Series A
                                       automatically converts under         Stock or Series B Stock until
                                       certain circumstances set forth in   January 1, 2005
                                       the non-amended certificates of
                                       designation and converts at the      The automatic conversion terms
                                       option of the holder under other     remain substantially the same
                                       circumstances                        except for certain clarifications
----------------------------------------------------------------------------------------------------------------
Redemption                             The Company may redeem all (but      The Corporation may, at its
                                       not less than all) Series A Stock    option, at any time and from time
                                       and Series B Stock beginning on      to time, redeem all or a portion
                                       the earlier to occur of July 21,     of the outstanding shares of
                                       2009, or the date on which fewer     Series A Preferred Stock and
                                       than 25% of the aggregate of the     Series B Preferred Stock, on a pro
                                       shares of Series A Stock and         rata basis, on a date specified by
                                       Series B Stock remain outstanding    the Corporation by paying the
                                       by paying the greater of fair        Liquidation Preference plus a sum
                                       value or liquidation preference      equal to all dividends accrued on
                                       plus dividends                       such shares and unpaid on the
                                                                            redemption date
----------------------------------------------------------------------------------------------------------------
Protective Provisions found in the     The Company may not, without the     Related provisions eliminated from
Series A Designation and the Series    consent of the holders of Series     Series A Designation and B
Series B Designation                   A Stock affect an amendment to       Designation
                                       its Articles of Incorporation or
                                       Bylaws or impair or reduce the       An amendment affecting the economic
                                       economic rights of the holders of    rights of the holders of Series A
                                       Series A Stock (Series B Stock in    Stock requires a vote of the holders
                                       the Series B Designation),           of 2/3 of the outstanding Series A
                                       including reducing the Conversion    Stock; a similar amendment to the
                                       Price or dividend rate               Series B Stock requires the affirma-
                                                                            tive vote of the holders of 2/3 of
                                                                            Series A Stock and Series B Stock,
                                                                            voting together as a class
----------------------------------------------------------------------------------------------------------------


                             RIGHTS OF SHAREHOLDERS

Right of Dissenters

     The Oregon Revised Statutes do not provide for dissenter's rights in favor of any of the Company's shareholders in this case.

                               THE SPECIAL MEETING

General

     The special meeting of USOL shareholders will take place at 10300 Metric Boulevard Austin, Texas 78758, on December 27, 2001 at 10:00 a.m. Central Standard Time. At the special meeting, we will propose that the shareholders of USOL vote to approve the Articles of Amendment.

Record Date and Required Vote

     The record date for determining shareholders entitled to receive this information statement and to vote at the special meeting is November 28, 2001. On that date the Company had outstanding and entitled to vote on this action 11,971,088 shares of Common Stock, 1,311,640 shares of Series A Stock and 155,000 shares of Series B Stock. Each share of Common Stock is entitled to one vote, and each share Series A Stock is entitled to 12.5 votes.

     At the meeting the Company shareholders must vote as follows to approve the Articles of Amendment: (i) the holders of a majority of the outstanding shares of the Company's common stock, which, in accordance with the Series A Designation, includes the vote of the holders of the Series A Stock voting on an as converted basis, must vote to approve the Articles of Amendment; (ii) the holders of 100% of the Series A Stock, voting as a separate class, must vote to approve the Articles of Amendment; and (iii) the holders of 100% of the Series B Stock, voting as a separate class, and the holders of at least 2/3rd of the Series B and Series A Stock, voting together as a separate class, must vote to approve the Articles of Amendment.

     The holders of Series A Stock and the holders of Series B Stock have entered into the Agreement Among Investors, dated July 21, 1999, which provides that, if an Affirmative Vote (as defined in such agreement) of the holders of the Series A Stock and the Series B Stock (together, the "Investors") is obtained at an Investor meeting with respect to any matter on which the Investors are entitled to vote as shareholders of the Company's Preferred Stock pursuant to the articles of incorporation or bylaws of the Company or the corporation laws of the state in which the Company is incorporated, each Investor shall, at the applicable meeting of the shareholders of the Company, vote (or cause to be voted) all of its Company Preferred Stock in accordance with, and act in a manner consistent with, the desired outcome of the Investors with respect to such matter as determined by the Affirmative Vote.

     AGL Investments No. 8 Limited Partnership, a Colorado limited partnership ("Amstar"), Aspen Foxtrot Investments, LLC ("Aspen"), GMAC Commercial Mortgage Corporation ("GMACCMC") and Peregrine Capital, Inc. ("Peregrine"), each a holder of Series A Stock, have indicated their intent to vote their shares for approval of the Articles of Amendment.

Collectively this group holds 4,434,597 or approximately 51.35% of the issued and outstanding shares of Common Stock (on a non-converted basis) and 1,177,800 or approximately 89.02% of the issued and outstanding shares of Series A Stock. Therefore, approval of the amendment is very likely.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information regarding beneficial ownership of the Company's common stock, as of September 30, 2001 (unless otherwise indicated), of (i) each person who owns beneficially more than five percent of the Company's common stock; (ii) each of the Company's directors and officers; and (iii) all directors and executive officers as a group. Each named beneficial owner has sole voting and investment power with respect to the shares held, unless otherwise stated.



                                                       Number of Shares Beneficially   Percentage of Shares Beneficially
                                                                 Owned (1)                             Owned
----------------------------------------------------------------------------------------------------------------------------
            Name and Address of Owner                 Common    Preferred      Fully     Common      Preferred      Fully
                                                      Shares      Shares      Diluted  Shares (2)    Shares (2)    Diluted
                                                                            ----------                           -----------
                                                                              Common                               Common
                                                                              Shares                               Shares
----------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corporation (3)             1,108,325     398,900    6,094,575      10.1%       27.2%        20.8%
650 Drescher Road
Horsham, PA  19044

AGL Investments No. 8 Limited Partnership (4)        1,042,325     398,900    6,028,575       9.5%       27.2%        20.6%
1050 17th Street, Suite 1200
Denver, CO  80265

Aspen Foxtrot Investments, LLC (5)                   2,295,542     180,000    4,545,542      20.9%       12.3%        15.5%
2757 - 44th Street SW
Grand Rapids, MI  49509

Peregrine Capital, Inc. (6)                          1,416,900     200,000    3,916,900      12.9%       13.6%        13.4%
9725 Beaverton Hillsdale Highway, Suite 350
Beaverton, OR  97005

German American Capital Corporation (7)                271,997     140,000    2,021,997       2.5%        9.5%         6.9%
31 West 52nd Street, 14th Floor
New York, NY  10019

Robert G. Solomon (8)                                  675,750      --          675,750       6.1%        0.0%         2.3%
10300 Metric Boulevard
Austin, TX  78758

Donald E. Barlow (9)                                   150,000      --          150,000       1.4%        0.0%          <1%
10300 Metric Boulevard
Austin, TX  78758

Seth R. Davis (10)                                      70,000      --           70,000        <1%        0.0%          <1%
10300 Metric Boulevard
Austin, TX  78758



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



Thomas E. McChesney (11)                               150,941      --          150,941       1.4%        0.0%          <1%
200 SW Market Street
Portland, OR  97201

Jeff Sperber (12)                                       95,000      --           95,000        <1%        0.0%          <1%
10300 Metric Boulevard
Austin, TX  78758

Shane A. Menking (13)                                   16,667      --           16,667        <1%        -/-%          <1%
10300 Metric Boulevard
Austin, TX  78758

Great West Services, Ltd. (14)                         600,000      --          600,000       5.5%        0.0%         2.0%
5307 East Mockingbird Lane, Suite 350
Dallas, TX  75206

All Executive Officers and Directors as a Group      7,021,450   1,177,800   21,743,950      63.8%       80.3%        74.1%
(10 persons)  (15)


(1) Except as set forth in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares. Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of September 30, 2001 or within sixty (60) days of such date, are all treated as outstanding when determining the percent of the class owned by such person and when determining the percent owned by a group.

(2) Applicable percentage is based on 11,001,935 shares of common stock outstanding on September 30, 2001 and 1,466,640 shares of preferred stock which convert into 18,333,000 shares of common stock.

Includes 4,986,250 shares of common stock underlying 398,900 shares of Series A Preferred Stock, 774,992 shares of common stock paid as preferred stock dividends, 325,000 shares underlying common stock purchase warrants and 8,333 shares underlying presently exercisable stock options held by Mr. Sampson.

Includes 4,986, shares of common stock underlying 398,900 shares of Series A Preferred Stock, 774,992 shares of common stock paid as preferred stock dividends, 259,000 shares underlying presently exercisable common stock purchase warrants and 8,333 shares underlying presently exercisable stock options held by Mr. Agnew. The ultimate general partner of AGL Investments No. 8 Limited Partnership is AGLPGP No. 8, Inc. ("AGLP, Inc."). .David B. Agnew is the sole director and shareholder of AGLP, Inc. and, accordingly, may be deemed to be the beneficial owner of common stock held by AGL Investments No. 8 Limited Partnership. Mr. Agnew is also a manager of AGL Capital Investments, LLC, which owns the 259,000 common stock purchase warrants. Accordingly, he may be deemed to share voting and dispositive power with respect to the common stock purchase warrants with the other manager thereof. Mr. Agnew disclaims beneficial ownership of common stock held of record by AGL Investments No. 8 Limited Partnership and shares issuable upon the exercise of warrants to purchase common stock held by AGL Capital Investments, LLC.

Includes 1,312,500 shares owned of common stock (1,000,000 of which are under a three-year promissory note), 2,250,000 shares of common stock underlying 180,000 shares of Series A Preferred Stock, 349,709 shares of common stock paid as preferred stock dividends, 625,000 shares underlying common stock purchase warrants and 8,333 shares underlying presently exercisable stock options held by Mr. Piasecki.

Owned by 10 limited liability companies controlled by Peregrine Capital, Inc. Includes 1,020,000 shares of common stock owned (1,000,000 of which are under a three-year promissory note), 2,500,000 shares of common stock underlying 200,000 shares of Series A Preferred Stock, 388,567 shares of common stock paid as preferred stock dividends and 8,333 shares underlying presently exercisable stock options held by Mr. Rose.

Includes 937,500 shares of common stock underlying 75,000 shares of Series B Preferred Stock, 812,500 shares of common stock underlying 65,000 shares of Series A Preferred Stock and 271,997 shares of common stock paid as preferred stock dividends. However, under the terms of the Series A and Series B Preferred Stock, German American Capital Corp. may not convert shares of nonvoting Series B Preferred Stock into voting Series A Preferred Stock or common

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

stock in amounts that would cause its percentage of voting stock in the Company to be above 5%.

Includes 277,000 shares of common stock owned and presently exercisable stock options to purchase 398,750 shares of common stock.

Includes 150,000 shares of common stock owned.

Includes presently exercisable stock options to purchase 70,000 shares of common stock.

Includes 84,540 shares of common stock owned, 6,667 shares held by the McChesney Family LLC, 2,222 shares of common stock owned by Mr. McChesney's wife and 600 shares owned by Mr. McChesney's minor daughter..He disclaims beneficial ownership of the shares owned by the family LLC, his wife and daughter. Also includes 21,912 and 35,000 shares of common stock underlying presently exercisable common stock purchase warrants and stock options, respectively.

Includes presently exercisable stock options to purchase 95,000 shares of common stock.

Includes presently exercisable stock options to purchase 16,667 shares of common stock.

Includes 600,000 shares of common stock owned.

GMAC Commercial Mortgage Corporation, AGL Investment No. 8 Limited Partnership, Aspen Foxtrot Investments, LLC and Peregrine Capital, Inc. are deemed to have director ownership through their director nominees.

                         STATEMENT REGARDING ACCOUNTANT

     In light of the nature of the transaction, the Company has determined that it is not necessary to have its principal accountants for the current year and for the most recently completed fiscal year present at the special meeting of Company shareholders and thus no Company accountant will be present to answer questions at such meeting.

                       DOCUMENTS INCORPORATED BY REFERENCE

     The Securities Exchange Commission (the "SEC") allows us to Incorporate by reference the information we file with them, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference the following information into this Information Statement:

1) Items 6 & 7 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Commission on April 17, 2001, and all amendments thereto, if any;

2) Items 1 & 2 to the Company's Report on Form 10-QSB for the quarter ended March 31 amendments thereto, if any;

3) Items 1 & 2 to the Company's Report on Form 10-QSB for the quarter ended June 30, 2001, filed with the Commission on August 14, 2001, and all amendments thereto, if any; and

4) Items 1 & 2 to the Company's Report on Form 10-QSB for the quarter ended September 30, 2001, filed with the Commission on November 14, 2001, and all amendments thereto, if any.

     You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

              Shane Menking
              Chief Financial Officer
              USOL Holdings, Inc.
              10300 Metric Boulevard
              Austin, Texas 78758
              (512) 651-3744
                                           By Order of the Board of Directors,


                                           /s/ James Livingston
                                           -------------------------------------
                                           James Livingston, President and Chief
                                           Executive Officer


Austin, Texas
December 6, 2001

                                   EXHIBIT A
                                   ---------

                                    EXHIBIT A
                   UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                                       OF
                               USOL HOLDINGS, INC.

                                November 16, 2001

     The undersigned, being all of the members of the Board of Directors of USOL Holdings, Inc., an Oregon corporation (the "Corporation"), hereby, pursuant to the provisions of Section 65.341 of the Oregon Revised Statutes and Article IV of the Corporation's Bylaws, consent to and approve the following resolutions and each and every action effected thereby:

     1.   Articles of Amendment.
          ---------------------

               RESOLVED, that effective December 31, 2001, the Corporation amend its Articles of Incorporation as on file with the Secretary of State of Oregon to amend the designations of Series A Convertible Preferred Stock ("Series A Stock") and Series B Convertible Preferred Stock ("Series B Stock") of the Corporation to, among other things, modify the dividend provisions, the terms for automatic conversion, and the redemption provisions, as more particularly set forth in the Articles of Amendment attached hereto as Exhibit A, which Articles of Amendment have been reviewed by the directors of the Corporation and are hereby adopted and approved.

               RESOLVED FURTHER, that the amendments to the Corporation's Articles of Incorporation shall be submitted to the shareholders of the Corporation for adoption and approval.

               RESOLVED FURTHER, that upon approval by the shareholders of the Corporation, the proper officers of the Corporation are hereby authorized and directed to execute and file with the Oregon Secretary of State the Articles of Amendment effecting the amendments to the Corporation's Articles of Incorporation.

               RESOLVED FURTHER, that, as consideration for the agreement of the holders of the Series A Stock and the Series B Stock to approve the Articles of Amendment, the proper officers of the Corporation are hereby authorized and directed upon the effective date of the Articles of Amendment to issue an aggregate of 5,000,000 shares of common stock to the holders of the Series A Stock and the Series B Stock on a pro rata basis.

               RESOLVED FURTHER, the proper officers of the Corporation are hereby authorized and directed to issue a certificate or certificates representing such common stock; and that when such shares of common stock are so issued, they shall be duly issued, validly outstanding, fully paid and nonassessable.

     2.   Information Statement.
          ---------------------

               RESOLVED, that in connection with amending the Corporation's Articles of Incorporation, the proper officers of the Corporation are hereby authorized and directed to prepare and file with the U.S. Securities and Exchange Commission ("SEC") an Information Statement, a draft copy of which has been provided to and reviewed by the Board of Directors, and that such Information Statement, with such changes thereto deemed appropriate by the President of the Corporation, and all of the transactions contemplated therein, are hereby approved by the Board of Directors.

               RESOLVED FURTHER, that upon approval of the Information Statement by the SEC, the proper officers are hereby authorized and directed to distribute, or cause to be distributed, the Information Statement to the Corporation's shareholders.

     3.   General Authorization.
          ---------------------

               RESOLVED, that the proper officers of the Corporation be, and hereby are, authorized in the name and on behalf of the Corporation to do and perform or to cause to be done and performed all acts and things as such officer or officers shall deem necessary, advisable, or appropriate to implement the foregoing resolutions; and to execute and deliver any agreements, certificates, directions, representations, issuances, and other instruments or documents of every character, and to do and perform or cause to be done or performed any other acts and things as such officer or officers of the Corporation shall deem necessary, advisable, or appropriate to comply with the purposes and intent of the foregoing resolutions.

               RESOLVED FURTHER, that any and all action taken by any proper officer or director of the Corporation prior to the date these resolutions are actually adopted in effecting the purposes of the foregoing resolutions is hereby ratified, approved, confirmed, and adopted in all respects.

     4.   Multiple Counterparts; Facsimile Signatures.
          -------------------------------------------

               RESOLVED, that this Consent may be executed in multiple counterparts and may be transmitted via facsimile or other electronics means, and execution by any of the undersigned by such means shall be deemed original for all purposes and have the same force and effect as a manually-signed original.

          EXECUTED to be effective as of the date first above written.





                                                --------------------------------
                                                David Agnew



                                                --------------------------------
                                                Bob Feller



                                                --------------------------------
                                                Jim Livingston



                                                --------------------------------
                                                Tom McChesney



                                                --------------------------------
                                                Ron Piasecki



                                                --------------------------------
                                                Roy Rose



                                                --------------------------------
                                                Rob Solomon

                                   EXHIBIT B

                                    EXHIBIT B

             FIRST AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS,
                  PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS
                     OF SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                               USOL HOLDINGS, INC.
                     (F/K/A FIRSTLINK COMMUNICATIONS, INC.)

     1. Designation. There is hereby provided for a single series of convertible preferred stock, the designation of which shall be the Series A Convertible Preferred Stock (hereinafter the "Series A Preferred Stock") and the number of authorized shares constituting the Series A Preferred Stock is 1,700,000. The stated value of each share of Series A Preferred Stock is twenty-five dollars ($25.00). The number of authorized shares of Series A Preferred Stock may be reduced or increased by a further resolution duly adopted by the Board of Directors of the Corporation and by the filing of an amendment to the Corporation's Articles of Incorporation pursuant to the provisions of the Oregon Business Corporation Act stating that such reduction or increase has been so authorized.

     2. Voting. Except as required by law, the shares of the Series A Preferred Stock shall not have any voting powers, either general or special, except as provided in this Section 2:

          (a) Subject to Section 2(b), holders of Series A Preferred Stock shall be entitled to vote on any matter on which the holders of the Corporation's common stock (hereafter, the "Common Stock") are entitled to vote (except for the election of directors which is governed by Section 2(b)) and the votes of the Series A Preferred Stock shall be counted together with the holders of the Common Stock as a single class. The Series A Preferred Stock shall vote with the whole number of shares of Common Stock as if the Series A Preferred Stock had been fully converted pursuant to Section 4 hereof three (3) business days prior to the date of the vote. Any corporate action that may require a vote of the holders of the Series A Preferred Stock as a class shall be deemed to have been approved by that class upon the affirmative vote by the holders of a majority of the issued and outstanding Series A Preferred Stock unless a higher voting requirement is imposed by the Oregon Business Corporation Act.

          (b) Prior to each annual meeting of stockholders, each of AGL Investments No. 8 Limited Partnership, a Colorado limited partnership
     ("Amstar"), Aspen Foxtrot Investments, LLC ("Aspen"), GMAC Commercial Mortgage Corporation ("GMACCMC") and Peregrine Capital, Inc. ("Peregrine") shall individually have the right to nominate one of the seven directors (the "Preferred Directors"). The Preferred Directors shall be elected by the holders of the Series A Preferred Stock (which for the purposes of this paragraph shall include Common Stock issuable upon conversion of the Series A Preferred Stock) voting together as a class and separately from all other classes and series. If at any time the number of directors on the Board is increased or decreased, the holders of the Series A Preferred Stock shall have the right to nominate and elect a majority of such number unless one or more of the Preferred Directors have lost their right to nominate one of the seven directors as provided below. Unless otherwise required by law, in case of any vacancy occurring among the Preferred Directors, the holder nominating such Preferred Director may appoint a successor to hold office for the unexpired term of the Preferred Director whose place shall be vacant. If any of Amstar, Aspen, GMACCMC or Peregrine or any of their respective affiliates, shareholders, partners, or members to whom Series A Preferred Stock may be transferred cease to own Series A Preferred Stock or Common Stock equal in the aggregate to 25% of the number of shares of Series A Preferred Stock, on a fully converted basis, that such person holds as of the effective date of this Certificate, then such person shall no longer have the right to nominate a Preferred Director and the number of Preferred Directors shall be reduced accordingly and the number of directors to be elected by the holders of Common Stock shall be increased by the same number.

          (c) Subject to Section 10 herein, the Board of Directors without the vote of the holders of shares of the Series A Preferred Stock may authorize and issue additional shares of Common Stock and preferred stock ranking junior as to dividends and upon liquidation to the shares of the Series A Preferred Stock. No class or series of equity securities of the Corporation may rank senior to or equal in right with the Series A Preferred Stock as to dividends or upon liquidation except for the Series B Convertible Preferred Stock (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock") which shall be equal in right.

          (d) Notwithstanding anything to the contrary in Section 554(3) of the Oregon Business Corporation Act, the holders of the Series A Preferred Stock shall be entitled to dissenters' rights pursuant to, and to the fullest extent permitted by, Section 554(1) of said Oregon Business Corporation Act in the event of a merger or consolidation in which the Corporation is a constituent corporation or the sale of substantially all of the assets of the Corporation.

     3. Dividends.
        ---------

          (a) Rate. Upon the filing, or if a later date, upon the date of effectiveness of this First Amended And Restated Certificate Of Designations, Preferences, Limitations, and Relative Rights of Series A Convertible Preferred Stock (the "Effective Date"), the Holders of Series A Preferred Stock together with the Holders of the Corporation's Series B Preferred Stock, shall be entitled to receive, on a pro rata basis determined in accordance with their ownership of Series A Preferred Stock and Series B Preferred Stock, an aggregate of five (5) million shares of the Corporation's Common Stock. Thereafter, no dividends shall accrue or be paid on the Series A Preferred Stock until January 1, 2004. Beginning January 1, 2004 the Holders of the Series A Preferred Stock shall be entitled to receive, out of any funds of the Corporation legally available for that purpose, cumulative dividends payable in cash, in arrears, in the following amounts: (i) beginning January 1, 2004 and ending December 31, 2004, dividends at the rate of 2% per year of the Liquidation Preference (as defined in Section 5(a)below); (ii) beginning January 1, 2005 and ending December 31, 2005, dividends at the rate of 4% per year of the Liquidation Preference.; (iii) beginning January 1, 2006 and ending upon the conversion or redemption of the applicable shares of Series A Preferred Stock, dividends at the rate of 6% per year of the Liquidation Preference for each calendar year (each such calendar year, a "Dividend Period"). Dividends will be pro-rata for partial years. Dividends which are not paid, shall accrue with respect to each share of Series A Preferred Stock, whether or not declared and whether or not there exist funds legally available for the payment thereof. Notwithstanding anything to the contrary stated above, with respect to any dividends which are payable in connection with the conversion of shares of Series A Preferred Stock, the Corporation shall have the option to pay such dividends in shares of its Common Stock (with cash in lieu of fractional shares) based on the determination of Fair Value (defined in Section 4(e)(viii) below), on the day three days prior to date of such conversion (the "Dividend Payment Date"), provided, that no Regulated Stockholder (as defined in
     Section 4(a)(iv) below) shall be required to receive any shares of Common Stock pursuant to this Section 3(a) to the extent that immediately prior to payment of such dividend, or as a result of such dividend, the number of shares of Common Stock which constitute Restricted Stock (as defined in Section 4(a)(iv) below) held by all holders thereof would exceed the number of shares of Common Stock which such Regulated Stockholder reasonably determines it and its Affiliates (defined in Section 4(a)(iv) below) may own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates and such Regulated Stockholder shall be entitled to receive cash in lieu of such dividend payable in shares of Common Stock. Each dividend shall be paid to the holders of record of the Series A Preferred Stock as they appear on the books of the Corporation on the record date which shall be not less than 30 days prior to the related Dividend Payment Date.

          (b) Dividends on Common Stock. No dividends (other than those payable solely in Common Stock) shall be paid with respect to the Common Stock or any series of preferred stock ranking junior to the Series A Preferred Stock and the Series B Preferred Stock, (which shall be pari passu with the Series A Preferred Stock with respect to dividends), during any fiscal year of the Corporation unless all due and unpaid dividends on the shares of Series A Preferred Stock and the Series B Preferred Stock for the then current and all prior Dividend Periods shall have been declared and paid. No shares of Common Stock or any series of preferred stock ranking junior to the Series A Preferred Stock and the Series B Preferred Stock shall be purchased, redeemed or acquired by the Corporation, and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof except in transactions with employees of the Corporation aggregating not more than $100,000.00 per year.

          (c) Limitation on Amount of Dividends. Holders of shares of the Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of those provided for in Section 3(a). No interest, or sum of money in lieu of interest, shall be payable in respect of any Dividend Payment or Dividend Payments which may be in arrears.

          (d) Parity of Dividend Payments. When dividends are not paid in full upon the Series A Preferred Stock and the shares of any other series of capital stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and such other series shall be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and such other series of capital stock shall in all cases bear to each other the same ratio that full dividends, for the then-current and all prior Dividend Periods, per share on the Series A Preferred Stock and full dividends, including required or permitted accumulations, if any, on such other series of capital stock, bear to each other.

     4. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a) Automatic Conversion; Optional Conversion; Conversion Price.

               (i) Automatic Conversion. Beginning July 21, 2001, each share of the Series A Preferred Stock, without any action or payment of additional consideration on the part of the Holder thereof, shall automatically convert (an "Automatic Conversion") on the earliest to occur of the following: (1) the closing of a firm commitment public offering after such date pursuant to which the Corporation offers its equity securities for gross proceeds to the Corporation in an amount equal to or greater than $40,000,000; (2) the day that the closing sales price of the Common Stock on a national securities exchange or the Nasdaq Stock Market is equal to or greater than $10.00 per share for 15 consecutive trading days (taking into account any stock split or reverse stock split or any other adjustments to the number of shares of Common Stock outstanding after the Effective Date); and (3) beginning on July 21, 2006 and on any day thereafter, the day that the closing sales price of the Common Stock on a national securities exchange or the Nasdaq Stock Market has been equal to or greater than $2.00 per share for 15 consecutive trading days (taking into account any stock split or reverse stock split or any other adjustments to the number of shares of Common Stock outstanding after the Effective
          Date). In such case, the Series A Preferred Stock shall convert automatically as provided in Section 4(j) into fully paid and non-assessable shares of Common Stock (with cash paid in lieu of fractional shares), having the powers, relative participating rights and the qualifications, limitations or restrictions of holders of Common Stock as set forth in the Corporation's Articles of Incorporation and bylaws, at the Conversion Price (as defined below); provided, that no Regulated Stockholder shall be required to convert any shares of its Series A Preferred Stock into Common Stock pursuant to this Section 4(a) to the extent that immediately prior thereto, or as a result of such conversion, the number of shares of Common Stock which constitute such Restricted Stock held by all holders thereof would exceed the number of shares of Common Stock which such Regulated Stockholder reasonably determines it and its Affiliates may own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates.

               (ii) Optional Conversion. At any time after December 31, 2004, holders of Series A Preferred Stock may elect to convert, in whole or in part, their Series A Preferred Stock into fully paid and non-assessable shares of Common Stock (with cash paid in lieu of fractional shares) at the Conversion Price by following the procedures set forth in Section 4(j) hereof; provided, however, that Series A Preferred Stock constituting Restricted Stock may not be converted into Common Stock to the extent that immediately prior thereto, or as a result of such conversion, the number of shares of Common Stock which constitute such Restricted Stock held by all holders thereof would exceed the number of shares of Common Stock which such Regulated Stockholder reasonably determines it and its Affiliates may own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates; and, provided, further, that each holder of Series A Preferred Stock may convert such shares into Common Stock if such holder reasonably believes that such converted shares will be transferred within fifteen (15) days or already have been transferred pursuant to a Conversion Event (defined below) and such holder agrees not to vote any such shares of Common Stock prior to such Conversion Event and undertakes to promptly convert such shares back into Series A Preferred Stock if such shares are not transferred pursuant to a Conversion Event. Each Regulated Stockholder may provide for further restrictions upon the conversion of any shares of Restricted Stock by providing the Corporation with signed, written instructions specifying such additional restrictions and legending such shares as to the existence of such restrictions.

               (iii) Conversion Price. The "Conversion Price" shall initially be $2.00 per share. The number of shares of Common Stock issuable upon conversion is the Liquidation Preference divided by the then applicable Conversion Price, as adjusted from time to time as provided for in Section 4(e), multiplied by the number of shares of Series A Preferred Stock converted.

               Notwithstanding any provision of this section 4(a)(iii) to the contrary, after December 31, 2004, each holder of Series A Preferred Stock shall be entitled to convert shares of Series A Preferred Stock in connection with any Conversion Event if such holder reasonably believes that such Conversion Event will be consummated, and a written request for conversion from any holder of Series A Preferred Stock to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation will not cancel the shares of Series A Preferred Stock so converted before the 15th day following such Conversion Event and will reserve such shares until such 15th day for reissuance in compliance with the next sentence. If any shares of Series A Preferred Stock are converted into shares of Common Stock in connection with a Conversion Event and such shares of Common Stock are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Common Stock shall be promptly converted back into the same number of shares of Series A Preferred Stock.Defined terms. For purposes of this Certificate of Designations, the following terms shall be defined as set forth below:

               1. "Affiliate" shall mean with respect to any Person, any other person, directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of the above definition, the term "control" (including with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               2. "Conversion Event" shall mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, prior to such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of Securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation,
               (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Series A Preferred Stock being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction (but without taking into account the Restricted Stock converted by the Regulated Holder) a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the has been approved by the Corporation's Board of Directors or a committee thereof).

               3. "Regulated Stockholder" shall mean any stockholder (i) that, directly or indirectly, due to its ownership by an entity subject to Regulation Y of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 225 (or any successor to such regulation) ("Regulation Y"), is itself subject to the provisions of Regulation Y and (ii) that holds Preferred Stock or Common Stock of the Corporation.

               4. "Restricted Stock" means, with respect to any Regulated Stockholder, any outstanding shares of Common Stock and/or Series A Preferred Stock and/or Series B Preferred Stock ever held of record by such Regulated Stockholder or its Affiliates, excluding treasury shares; provided, however, that any such shares shall cease to be Restricted Stock when such shares are transferred in a transaction which is a Conversion

               Event or are acquired by the Corporation or any subsidiary of the Corporation; and provided, further that the Corporation shall have no responsibility for determining whether any outstanding shares of Common Stock and/or Series A Preferred Stock constitute Restricted Stock with respect to any particular Regulated Stockholder, but shall instead be entitled to receive, and rely exclusively upon, a written notice provided by such Regulated Stockholder designating such shares as Restricted Stock.

          (b) Issuance of Shares of Common Stock or Other Securities on Conversion.

               (i) Pursuant to Section 4(j) herein, the Corporation shall issue, at its expense, and shall deliver to such holder of Series A Preferred Stock ("Holder"), (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Series A Preferred Stock, and (ii) cash in lieu of fractional shares as provided in Section 4(d).

               (ii) Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined in Section 4(j) (iii)), and at such time the rights of the Holder shall cease and the Holder shall be deemed to have become the holder or holders of record of the shares of Common Stock issued upon conversion.

          (c) No Adjustments for Dividends. No payment or adjustment shall be made by or on behalf of the Corporation on account of any dividends on the Common Stock issued upon such conversion which were declared for payment to holders of Common Stock of record as of a date prior to the Conversion Date.

          (d) Cash Payment in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of the Series A Preferred Stock. In lieu of any fraction of a share of Common Stock to which the Holder would otherwise be entitled upon conversion of the Series A Preferred Stock, the Corporation shall pay a cash adjustment for such fraction in an amount equal to the same fraction of the Fair Value per share of Common Stock at the close of business on the Conversion Date.

          (e) Adjustment of Conversion Price of Common Stock.

               (i) Except as provided in Section 4(e)(vii), in case, at any time or from time to time after the Effective Date, the Corporation shall issue or sell any shares of any class of common stock for a consideration per share less than the Fair Value (as defined in Section 4(e)(viii) below), then forthwith upon such issue or sale the Conversion Price in effect immediately prior to such issue or sale shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect prior to the adjustment by a fraction determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale, and
          (2) the consideration, if any, received by the Corporation upon such issue or sale, by

          (B) the total number of shares of Common Stock outstanding immediately after such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale. No adjustment of the Conversion Price, however, shall be made in an amount less than one cent per share, but any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to two cents per share or more.

               (ii) For the purposes of Subsection 4(e)(i) above, the following paragraphs (1) to (6), inclusive, shall also be applicable:

               1. In case at any time the Corporation shall grant any rights to subscribe for, or any rights or options or warrants to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options or warrants, plus the maximum aggregate amount of additional consideration payable to the Corporation upon the exercise of such rights or options, plus, in the case of any such rights or options or warrants which relate to such Convertible Securities, the maximum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Fair Value in effect immediately prior to the time of the granting of such rights or options or warrants, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share and the current Conversion Price shall be adjusted as provided in Subsection 4(e)(i) above. Except as provided in Subsection 4(e)(v), no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, if at any time on or after the Effective Date the Corporation shall grant, issue or sell any options or rights to purchase stock, warrants, securities or other property pro rata to the holders of Common Stock of all classes ("Purchase Rights"), then each Holder shall be entitled (but not obligated) to acquire, in lieu of any other adjustment provided for in this Subsection 4(e) and upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if it had held the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately prior to the time or times at which the Corporation granted, issued or sold such Purchase Rights.

               2. In case at any time the Corporation shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Value immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share and the Conversion Price shall be adjusted as provided in Subsection 4(e)(i) above, provided that (x) except as provided in Subsection 4(e)(v), no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of Subsection 4(e)(ii), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               3. Omitted.

               4. In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Corporation in good faith, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Corporation, the amount of consideration therefor shall be deemed to be the fair value of the assets of such merged corporation as determined by the Board of Directors of the Corporation in good faith after deducting therefrom all cash and other consideration (if any) paid by the Corporation in connection with such merger.

               5. In case at any time the Corporation shall take a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its subsidiaries, but the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Subsection 4(e).

               (iii) Omitted.

               (iv) In case at any time the Corporation shall subdivide its outstanding shares of Common Stock into a greater number of shares or upon any issuance by the Corporation of a greater number of shares of Common Stock in a pro rata exchange for all of its outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares or upon any issuance by the Corporation of a lesser number of shares of Common Stock in a pro rata exchange for all of its outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               (v) If the purchase price provided for in any right or option referred to in paragraph (1) of Subsection 4(e)(ii), or the rate at which any Convertible

          Securities referred to in paragraphs (1) or (2) of said Subsection 4(e)(ii) are convertible into or exchangeable for Common Stock, shall change or a different purchase price or rate shall become effective at any time or from time to time (other than under or by reason of provisions designed to protect against dilution), then, upon such change becoming effective, the Conversion Price then in effect hereunder shall forthwith be increased or decreased to such Conversion Price as would have obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (1) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (2) the granting or issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Corporation therefor and to be received on the basis of such changed price. On the expiration of any right or option referred to in paragraph (1) of Subsection 4(e)(ii), or on the termination of any right to convert or exchange any Convertible Securities referred to in paragraphs (1) or
          (2) of said Subsection 4(e)(ii), the Conversion Price shall forthwith be readjusted to such amount as would have obtained had the adjustment made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of the issuance or sale of only the number of shares of Common Stock actually issued upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be decreased to such Conversion Price as would have obtained had the adjustments made upon the issuance of such right or option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

               (vi) For so long as shares of Series A Preferred Stock are issued and outstanding, the Corporation may not consolidate or merge with or into another person, unless (i) the Corporation is the surviving entity, or the person formed by or surviving any such consolidation or merger (if other than the Corporation) is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; and (ii) the Series A Preferred Stock shall be converted or exchanged for and shall become shares of such successor, transferee or resulting person, having in respect of such successor, transferee or successor person the same powers, preferences, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Series A Preferred Stock had immediately prior to such transaction.

               (vii) The following events shall not effect an adjustment to the Conversion Price pursuant to this Section 4(e):

               1. The issuance of Common Stock by the Corporation upon the conversion of the Series A Preferred Stock or the Series B Preferred Stock or upon the exercise or conversion of any other Convertible Security outstanding prior to the Effective Date;

               2. The issuance of options to acquire shares of Common Stock not to exceed 10% of the outstanding shares of Common Stock, on a fully diluted basis, from time to time issuable or issued to employees, consultants or directors of the Corporation granted or to be granted with the approval of the Board of Directors of the Corporation and the Common Stock issuable or issued upon exercise thereof;

               3. The issuance of warrants to acquire 1,500,000 shares of Common Stock to be issued by the Corporation in exchange for identical warrants issued by USOL Holdings, Inc. a Delaware corporation ("USOL") to former creditors of U.S. Online Communications, Inc. in connection with the sale of assets to USOL and the issuance by the Corporation of Common Stock issuable or issued upon exercise thereof;

               4. The issuance of 3,175,000 shares of Common Stock by the Corporation in exchange for 3,175,000 shares of USOL common stock in connection with the merger between the Corporation and USOL;

               5. The issuance of warrants to acquire 325,000 shares of Common Stock to be issued by the Corporation in exchange for identical warrants to be issued by USOL to GMAC Commercial Mortgage Corporation in connection with the sale of assets to USOL, and the issuance by the Corporation of Common Stock issuable or issued upon exercise thereof;

               6. The issuance of warrants to acquire 259,000 shares of Common Stock to be issued to Amstar Capital Group or its Affiliates in connection with a financial advisory arrangement, and the issuance by the Corporation of Common Stock issuable or issued upon exercise thereof; and

               7. The issuance of five (5) million shares of Common Stock by the Corporation pursuant to the first sentence of Section 3(a) above.

               (viii) "Fair Value" of the Common Stock as of a particular date shall mean the average of the daily closing prices for the preceding twenty trading days before the day in question. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. If no price can be determined by the foregoing method, "Fair Value" shall mean the fair value thereof as determined by mutual agreement reached by the Corporation and the holders of a majority of the shares of Series A Preferred Stock and Series B Preferred Stock (the "Majority of the Holders") or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" hereunder, the Corporation shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within twenty
          (20) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose hereunder shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the Corporation shall give the holders of Series A Preferred Stock and Series B Preferred Stock notice of such event, and the Corporation and the holders of Series A Preferred Stock and Series B Preferred Stock shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value. In the event the Corporation and the Majority of the Holders are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, an independent investment banking firm of national standing selected by the Corporation shall make such determination and render such opinion. The determination so made shall be conclusive and binding on the Corporation and the holders of Series A Preferred Stock and Series B Preferred Stock. The fees and expenses of the investment banking firm retained for such purpose shall be shared equally by the Corporation and the holders of Series A Preferred Stock and Series B Preferred Stock.

               (ix) If at any time or from time to time conditions arise by reason of action taken by the Corporation which are not adequately covered by the provisions of Subsection 4(e), and which might materially and adversely affect the exercise rights of the Holders of Series A Preferred Stock and Series B Preferred Stock, upon the request of at least a Majority of the Holders, the Corporation shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Corporation), which shall give their opinion upon the adjustment, if any, of the number of shares issuable upon the conversion of the Series A Preferred Stock and Series B Preferred Stock, on a basis consistent with the standards established in the other provisions of Subsection 4(e), necessary in order to preserve without diminution the rights of the Holders of the Series A Preferred Stock and Series B Preferred Stock. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments, if any, described therein.

          (f) Covenant to Reserve Shares of Common Stock for Conversion.

               (i) The Corporation covenants that it will reserve and keep available out of its authorized Common Stock and/or shares of its Common Stock then owned or held by or for the account of the Corporation, solely for the purpose of delivery upon conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be deliverable upon the conversion of the Series A Preferred Stock. All shares of Common Stock which shall be so deliverable shall be duly and validly issued and fully paid and nonassessable.

               (ii) Before taking any action which would cause an adjustment reducing the Conversion Price at any time in effect below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation shall take any corporate action which may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such Conversion Price as so adjusted.

          (g) Compliance with Governmental Requirements. If any shares of Common Stock required to be reserved for purposes of conversion of the Series A Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law, or listing upon any national securities exchange, before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

          (h) Notice of Change of Conversion Price of Common Stock. Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly deliver to each Holder a certificate of a firm of independent public accountants of national standing (who may be the accountants regularly employed by the Corporation) selected by the Board of Directors of the Corporation setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (i) Notice of Taking of Certain Actions. In case:

               (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than out of its earned surplus;

               (ii) the Corporation shall authorize the granting to holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (iii) of any capital reorganization or reclassification of the capital stock of the Corporation or of any consolidation or merger of the Corporation with another corporation, or of the sale of all or substantially all of its assets to another corporation which is to be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or other assets with respect to or in exchange for Common Stock; or

               (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

               (v) of any other action requiring adjustment to the Conversion Price; then the Corporation shall promptly cause to be mailed to each Holder at its last address as set forth on the stock transfer records of the Corporation, at least 14 days prior to the applicable record date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend or distribution of rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record would be entitled to such dividend or distribution of rights, or (2) the date on which such capital reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up.

               The Corporation shall not convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock or any other class of capital stock of the Corporation or take any other action affecting the voting rights of such shares, if such action will increase the percentage of any class of outstanding voting securities owned or controlled by any Regulated Stockholder (other than any such stockholder which requested that the Corporation take such action), or which otherwise waives in writing its rights under this Section 4(i)), unless the Corporation gives written notice (the "Deferral Notice") of such action to each Regulated Stockholder. The Corporation will defer making any such conversion, redemption, purchase or other acquisition, or taking any such other action for a period of twenty (20) days (the "Deferral Period") after giving the Deferral Notice in order to allow each Regulated Stockholder to determine whether it wishes to convert or take any other action with respect to the Common Stock it owns, controls or has the power to vote, and if any such Regulated Stockholder then elects to convert any shares of Common Stock, it shall notify the Corporation in writing within ten (10) days of the issuance of the Deferral Notice, in which case the Corporation shall
          (i) promptly notify from time to time prior to the end of such 20-day period each other Regulated Stockholder holding shares of each proposed conversion, and (ii) effect the conversions requested by all Regulated Stockholders in response to the notice issued pursuant to this Section 4(i) at the end of the Deferral Period. Upon complying with the procedures hereinabove set forth in this Section 4(i), the Corporation may so convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock or any other class of capital stock of the Corporation or take any other action affecting the voting rights of such shares.

               The Corporation shall not redeem, purchase, acquire or take any other action affecting outstanding shares of Series A Preferred Stock if, after giving effect to such redemption, purchase, acquisition or other action, a Regulated

          Stockholder would own more than 4.9% of any class of voting securities of the Corporation (other than any class of voting securities which is (or is made prior to any such redemption, purchase, acquisition or other action)) convertible into a class of non-voting securities which are otherwise identical to the voting securities and convertible into such voting securities on terms reasonably acceptable to such Regulated Stockholder) or more than 24.9% of the total equity of the Corporation or more than 24.9% of the total value of all capital stock of the Corporation (in each case determined by assuming such Regulated Holder (but no other holder) has exercised, converted or exchanged all of its options, warrants and other convertible or exchangeable securities), unless the Corporation gives the Deferral Notice set forth in the immediately preceding paragraph.

          (j) Mechanics of Conversion.

               (i) Optional Conversion. In order to convert Series A Preferred Stock into full shares of Common Stock, a Holder shall deliver, no later than 11:00 a.m., Pacific Standard Time on the business day next preceding the Conversion Date, to the office of the Corporation's designated transfer agent for the Series A Preferred Stock (the "Transfer Agent") (1) a fully executed notice of conversion ("Notice of Conversion"), and (2) the original certificate or certificates evidencing the Series A Preferred Stock being converted (a "Certificate"), duly endorsed. In connection with such conversion, accumulated but unpaid dividends to the date fixed for conversion will be paid, at the Corporation's election, in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Fair Value on the date fixed for

               (ii) Automatic Conversion. Upon the satisfaction of the conditions set forth in Section 4(a) above, the Corporation shall notify all Holders of Series A Preferred Stock (the "Automatic Conversion Notice"), that all shares of Series A Preferred Stock held by them have or will be automatically converted into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price. Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock, addressed to such holders at their last addresses as shown on the Corporation's stock transfer ledger. Such notice of conversion shall specify the estimated date of conversion; the then effective Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the Corporation's election, in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Fair Value on the date fixed for conversion (which shall be within thirty (30) days of the notice); and that on and after the Conversion Date, dividends will cease to accumulate on such shares. Tender of shares of Series A Preferred Stock by the Holder shall not be required for conversion, however, it may be required by the Corporation for issuance of a stock certificate evidencing the shares of Common Stock issuable to the Holder. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a Holder of the Series A Preferred Stock receives such notice; and failure so to give such notice or any defect in such notice, shall not affect the validity of the proceedings for the conversion.

               (iii)  Conversion Date. The Conversion Date shall be deemed to be
          (a) for an optional conversion, the date the Notice of Conversion and the original Certificates representing the Series A Preferred Stock to be converted are surrendered to the Transfer Agent and (b) for an automatic conversion, the date specified by the Corporation in the Automatic Conversion Notice delivered to the Holder.

               (iv) Issuance of Common Stock within Three (3) Business Days. Upon receipt of the original Certificates representing the Series A Preferred Stock converted or to be converted, the Corporation shall use its reasonable best efforts to cause the Transfer Agent to issue the appropriate number of shares of Common Stock, and to send Certificates representing such shares, postage prepaid, to each Holder at each such Holder's address as it appears on the stock record books of the transfer agent, no later than three (3) business days after the latter of (i) the date of delivery of the Certificates, and (ii) the Conversion Date.

               (v) Lost or Stolen Certificates. Within three (3) business days after receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate or certificates representing the Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of the Series A Preferred Stock certificate or certificates, if mutilated, the Corporation shall use its reasonable best efforts to cause the execution and delivery of new Series A Preferred Stock of like tenor and date. The Corporation shall not be required to deliver new Certificates if the request for replacement is made contemporaneously with the conversion or redemption of such Series A Preferred Stock.

     5. Rights On Liquidation.

          (a) Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of the shares of the Series A Preferred Stock and the Series B Preferred Stock, (which shall be pari passu with respect to rights on liquidation), shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders under applicable law, before any payment or distribution of assets shall be made on the Common Stock or on any other class or series of stock of the Corporation ranking junior to the Series A Preferred Stock and Series B Preferred Stock upon liquidation, the amount of $25.00 per share (taking into account any stock split or reverse stock split or any other adjustments to the number of shares of Common Stock into which the Series A Preferred Stock and the Series B Preferred Stock is convertible) (the "Liquidation Preference"), plus a sum equal to all dividends accrued (including any compound dividends) on such shares and unpaid to the date fixed for such liquidation, dissolution or winding up.

          (b) After the payment in cash to the Holders of the shares of the Series A Preferred Stock and the Series B Preferred Stock of the full preferential amounts for the shares of the Series A Preferred Stock and Series B Preferred Stock, as set forth in paragraph (a) of this Section 5, the Holders of the Series A Preferred Stock and Series B Preferred Stock shall have no further right or claim to any of the remaining assets of the Corporation.

          (c) In the event the assets of the Corporation available for distribution to the Holders of shares of the Series A Preferred Stock and Series B Preferred Stock upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 5, no distribution shall be made on account of any shares of any other series of preferred stock or any other class of stock of the Corporation ranking on a parity with the shares of the Series A Preferred Stock and Series B Preferred Stock upon such liquidation, dissolution or winding up unless proportionate amounts shall be paid on account of the shares of the Series A Preferred Stock and Series B
     Preferred Stock, ratably, in proportion to the full amounts to which holders of all such shares which are on a parity with the shares of the Series A Preferred Stock and the Series B Preferred Stock are respectively entitled upon such dissolution, liquidation or winding up.

          (d)  For  the   purposes  of  this   Section  5,  only,  a  merger  or
     consolidation of the Corporation into or with any other corporation or association (in the event that the Corporation is not the surviving entity or the holders of shares of Common Stock prior to the transaction do not hold a majority of the outstanding equity interests of the surviving entity immediately after the transaction) or the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation shall be deemed to be a liquidation or winding up of the Corporation. In such event, the Holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, before any payment or distribution of assets shall be made on the Common Stock or on any other class or series ranking junior to the Series A Preferred Stock and Series B Preferred Stock, an amount equal to the greater of (i) the amount payable pursuant to
     Section 5(a), or (ii) the amount such holders would have received if they had converted their shares of Series A Preferred Stock and Series B Preferred Stock into Common Stock immediately prior to such liquidation or winding up (without giving effect to the liquidation preference of or any distributions on any other equity interests ranking prior to the Common Stock).

     6. Optional Redemption. At any time and from time to time after the Effective Date, the Corporation may, at its option, redeem all or a portion of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, on a pro rata basis, on a date specified by the Corporation (the "Redemption Date") by paying the Liquidation Preference plus a sum equal to all dividends accrued on such shares and unpaid to the Redemption Date (the "Redemption Price") in cash out of funds legally available for such purpose.

          (a) Notice and Redemption Procedures. Notice of the redemption of shares of Series A Preferred Stock pursuant to this Section 6 (a "Notice of Redemption") shall be sent to the Holders of record of the shares of Series A Preferred Stock to be redeemed by first class mail, postage prepaid, at each such Holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Redemption Date, which date shall be set forth in such notice; provided that failure to give such Notice of Redemption to any Holder, or any defect in such Notice of Redemption to any Holder shall not affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock held by any other Holder. In order to facilitate the redemption of shares of Series A Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series A Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Redemption Date, each Holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Redemption Date, all dividends on shares of Series A Preferred Stock shall cease to accumulate and all rights of the Holders thereof as Holders of Series A Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Redemption Date.

          (b) Deposit of Funds. The Corporation shall, on or prior to the Redemption Date, deposit with its transfer agent or other redemption agent in the State of Texas having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series A Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series A Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. In case holders of any shares of Series A Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

     7. Notice. Any notice required to be given to the holders of Series A Preferred Stock or any securities issued upon conversion thereof shall be in writing and shall be deemed to have been given upon the earlier of personal delivery or three days after deposit in the United States mails by registered or certified mail, return receipt requested, with postage fully prepaid, and addressed to each holder of record at his or its address as it appears on the stock transfer records of the Corporation. Any notice to the Corporation shall be in writing and shall be deemed to have been given upon the earlier of personal delivery or three days after deposit in the United States mails by registered or certified mail, return receipt requested, with postage fully prepaid, to the Corporation at 10300 Metric Boulevard, Austin, Texas 78758 or such other address as to which the Corporation shall have given notice to each Holder in accordance with the provisions of this Section 7.

     8. Legend. All certificates representing the Series A Preferred Stock, all shares of Common Stock issued upon conversion thereof and any and all securities issued in replacement thereof or in exchange therefor shall bear such legends as shall be required by law or contract.

     9. Rank. The Series A Preferred Stock shall rank pari passu with the Series B Preferred Stock and shall rank senior to all of the Corporation's Common Stock, and all other classes and series of preferred or other capital stock of the Corporation hereafter issued by the Corporation as to dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     10. Protective Provisions.

          (a) So long as shares of Series A Preferred Stock are outstanding, the Corporation may not amend any term of this Certificate of Designations, including but not limited to Section 4(e)(vi), without first obtaining the approval (by vote or written consent) of a Majority of the Holders then outstanding.

          (b) So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of two-thirds of the shares the Series A Preferred Stock then-outstanding:

               (i) issue any class or series of preferred or other capital stock senior to or on parity with the Series A Preferred Stock as to payment of dividends or senior to or on a parity with the Series A Preferred Stock as to payments on liquidation, dissolution or winding up of the Corporation;

               (ii) amend its Articles of Incorporation or bylaws in any manner which would impair or reduce the rights of a Holder of the Series A Preferred Stock; or

               (iii) permit a liquidation, dissolution, or winding up of the Corporation to occur.

          (c) Notwithstanding any other provision hereof to the contrary, so long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the consent of the holder of the Series A Preferred Stock so affected, amend its Articles of Incorporation or bylaws to, or otherwise take any action to, treat one holder of Series A Preferred Stock differently from another holder of Series A Preferred Stock.

                              NOTICE OF CONVERSION

                    (To be executed by the Registered Holder
                in order to convert the Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert shares of Series A Preferred Stock, represented by stock certificate No(s).________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of USOL Holdings, Inc. (f/k/a FirstLink Communications, Inc.)(the "Corporation") according to the conditions of the Certificate of Designations of Series A Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the shares of Series A Preferred Stock represented by the Series A Preferred Stock Certificates shall be made pursuant to and subject to an effective registration statement covering the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

Conversion Calculations:            Date of Conversion:

                                    Applicable Conversion Price:

----------------------------

                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Name:

                                    --------------------------------------------

                                    --------------------------------------------
                                    Address:


No shares of Commonstock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Corporation or the Corporation's transfer agent as required by the Certificate of Designations of the Series A Preferred Stock. The Series A Preferred Stock to be converted shall be deemed to cease to be outstanding as of the Conversion Date (irrespective as to when the underlying Common Stock is delivered).

             FIRST AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS,
                  PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS
                     OF SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                               USOL HOLDINGS, INC.
                     (F/K/A FIRSTLINK COMMUNICATIONS, INC.)

     11. Designation. There is hereby provided for a single series of convertible preferred stock, the designation of which shall be the Series B Convertible Preferred Stock (hereinafter the "Series B Preferred Stock") and the number of authorized shares constituting the Series B Preferred Stock is 300,000. The stated value of each share of Series B Preferred Stock is twenty-five dollars ($25.00). The number of authorized shares of Series B Preferred Stock may be reduced or increased by a further resolution duly adopted by the Board of Directors of the Corporation and by the filing of an amendment to the Corporation's Articles of Incorporation pursuant to the provisions of the Oregon Business Corporation Act stating that such reduction or increase has been so authorized.

     12. Voting. Except as required by law, the shares of the Series B Preferred Stock shall not have any voting powers, either general or special, except as provided in this Section 2:

          (a) Except as set forth herein or as otherwise required by law, each outstanding share of Series B Preferred Stock shall not be entitled to vote on any matter on which the stockholders of the Corporation shall be entitled to vote, and shares of Series B Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters; provided that the holders of Series B Preferred Stock shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Series B Preferred Stock would receive or be exchanged for consideration different on a per share basis from consideration received with respect to or in exchange for the shares of Common Stock or would otherwise be treated differently from shares of Common Stock in connection with such transaction, except that shares of Series B Preferred Stock may, without such a separate class vote, receive or be exchanged for non-voting securities which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or exchanged for the Common Stock so long as (i) such non-voting securities are convertible into such voting securities on the same terms as the Series B Preferred Stock is convertible into Common Stock and (ii) all other consideration is equal on a per share basis. Notwithstanding the foregoing, holders of the shares of the Series B Preferred Stock shall be entitled to vote as a separate class on any amendment to this Section 2(a) and any amendment, repeal or modification of any provision of this Articles of Incorporation that adversely affects the powers, preferences or special rights of holders of the Series B Preferred Stock.

          (b) Subject to Section 10 herein, the Board of Directors without the vote of the holders of shares of the Series B Preferred Stock may authorize and issue additional shares of Common Stock and preferred stock ranking junior as to dividends and upon liquidation to the shares of the Series B Preferred Stock. No class or series of equity securities of the Corporation may rank senior to or equal in right with the Series B Preferred Stock as to dividends or upon liquidation except for the Corporation's Series A Convertible Preferred Stock (the "Series A

     Preferred Stock" and, together with the Series B Preferred Stock, the "Preferred Stock") which shall be equal in right.

          (c) Notwithstanding anything to the contrary in Section 554(3) of the Oregon Business Corporation Act, the holders of the Series B Preferred Stock shall be entitled to dissenters' rights pursuant to, and to the fullest extent permitted by, Section 554(1) of said Oregon Business Corporation Act in the event of a merger or consolidation in which the Corporation is a constituent corporation or the sale of substantially all of the assets of the Corporation.

     13. Dividends.

          (a) Rate. Upon the filing, or if a later date, the effectiveness, of this First Amended And Restated Certificate Of Designations, Preferences, Limitations, and Relative Rights of Series B Convertible Preferred Stock (the "Effective Date"), the Holders of Series B Preferred Stock together with the Holders of the Series A Preferred Stock, shall be entitled to receive, on a pro rata basis determined in accordance with their ownership of Series A Preferred Stock and Series B Preferred Stock, an aggregate of 5 million shares of the Corporation's Common Stock. Thereafter, no dividends shall accrue or be paid on the Series B Preferred Stock until January 1, 2004. Beginning January 1, 2004 the Holders of the Series B Preferred Stock shall be entitled to receive, out of any funds of the Corporation legally available for that purpose, cumulative dividends payable in cash, in arrears, in the following amounts: (i) beginning January 1, 2004 and ending December 31, 2004, dividends at the rate of 2% per year of the Liquidation Preference (as defined in Section 5(a)below); (ii) beginning January 1, 2005 and ending December 31, 2005, dividends at the rate of 4% per year of the Liquidation Preference.; (iii) beginning January 1, 2006 and ending upon the conversion or redemption of the applicable shares of Series A Preferred Stock, dividends at the rate of 6% per year of the Liquidation Preference for each calendar year (each such calendar year, a "Dividend Period"). Dividends will be pro-rata for partial years. Dividends which are not paid, shall accrue with respect to each share of Series B Preferred Stock, whether or not declared and whether or not there exist funds legally available for the payment thereof. Notwithstanding anything to the contrary stated above, with respect to any dividends which are payable in connection with a conversion, the Corporation shall have the option to pay such dividends in shares of its Common Stock (with cash in lieu of fractional shares) based on the determination of Fair Value (defined in Section 4(e)(viii) below), on the day three days prior to date of the date of conversion (the "Dividend Payment Date"), provided, that no Regulated Stockholder (as defined in Section 4(a)(iv) below) shall be required to receive any shares of Common Stock pursuant to this Section 4(a) to the extent that immediately prior to payment of such dividend, or as a result of such dividend, the number of shares of Common Stock which constitute Restricted Stock (as defined in Section 4(a)(iv) below) held by all holders thereof would exceed the number of shares of Common Stock which such Regulated Stockholder reasonably determines it and its Affiliates (defined in Section 4(a)(iv) below) may own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates and such Regulated Stockholder shall be entitled to receive cash in lieu of such dividend payable in shares of Common Stock. Each dividend shall be paid to the holders of record of the Series A Preferred Stock as they appear on the books of the Corporation on the record date which shall be not less than 30 days prior to the related Dividend Payment Date.

          (b) Dividends on Common Stock. No dividends (other than those payable solely in Common Stock) shall be paid with respect to the Common Stock or any series of preferred stock ranking junior to the Series B Preferred Stock and the Series A Preferred Stock, (which shall be pari passu with the Series B Preferred Stock with respect to dividends), during any fiscal year of the Corporation unless all due and unpaid dividends on the shares of Series B Preferred Stock and the Series A Preferred Stock for the then current and all prior Dividend Periods shall have been declared and paid in cash. No shares of Common Stock or any series of preferred stock ranking junior to the Series B Preferred Stock and the Series A Preferred Stock shall be purchased, redeemed or acquired by the Corporation, and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof except in transactions with employees of the Corporation aggregating not more than $100,000.00 per year.

          (c) Limitation on Amount of Dividends. Holders of shares of the Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the dividends provided for in Section (a) above. No interest, or sum of money in lieu of interest, shall be payable in respect of any Dividend Payment or Dividend Payments which may be in arrears.

          (d) Parity of Dividend Payments. When dividends are not paid in full upon the Series B Preferred Stock and the shares of any other series of capital stock ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and such other series shall be declared pro rata so that the amount of dividends declared per share on the Series B Preferred Stock and such other series of capital stock shall in all cases bear to each other the same ratio that full dividends, for the then-current and all prior Dividend Periods, per share on the Series B Preferred Stock and full dividends, including required or permitted accumulations, if any, on such other series of capital stock, bear to each other.

     14. Conversion.

     The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a) Automatic Conversion; Optional Conversion; Conversion Price.

               (i) Automatic Conversion. Beginning July 21, 2001, each share of the Series B Preferred Stock, without any action or payment of additional consideration on the part of the Holder thereof, shall automatically convert (an "Automatic Conversion") on the earliest to occur of the following: (1) the closing of a firm commitment public offering after such date pursuant to which the Corporation offers its equity securities for gross proceeds to the Corporation in an amount equal to or greater than $40,000,000; (2) the day that the closing sales price of the Common Stock on a national securities exchange or the Nasdaq Stock

          Market is equal to or greater than $10.00 per share for 15 consecutive trading days (taking into account any stock split or reverse stock split or any other adjustments to the number of shares of Common Stock outstanding after the Effective Date); (3) beginning on July 21, 2006 and on any day thereafter, the day that the closing sales price of the Common Stock on a national securities exchange or the Nasdaq Stock Market has been equal to or greater than $2.00 per share for 15 consecutive trading days (taking into account any stock split or reverse stock split or any other adjustments to the number of shares of Common Stock outstanding after the Effective Date). In such case, the Series A Preferred Stock shall convert automatically as provided in Section 4(j) into fully paid and non-assessable shares of Common Stock (with cash paid in lieu of fractional shares), having the powers, relative participating rights and the qualifications, limitations or restrictions of holders of Common Stock as set forth in the Corporation's Articles of Incorporation and bylaws, at the Conversion Price (as defined below); provided, that no Regulated Stockholder shall be required to convert any shares of its Series B Preferred Stock into Common Stock or Series A Preferred Stock pursuant to this Section 4(a) to the extent that immediately prior thereto, or as a result of such conversion, the number of shares of Common Stock or Series A Preferred Stock which constitute such Restricted Stock held by all holders thereof would exceed the number of shares of Common Stock or Series A Preferred Stock which such Regulated Stockholder reasonably determines it and its Affiliates may own, control or have the power or vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates.

               (ii) Optional Conversion. At any time after December 31, 2004, the holders of Series B Preferred Stock may elect to convert, in whole or in part, their Series B Preferred Stock into fully paid and non-assessable shares of (A) Common Stock (with cash paid in lieu of fractional shares) at the Conversion Price by following the procedures set forth in Section 4(j) hereof or (B) Series A Preferred Stock at a one to one ratio; provided, however, that Series B Preferred Stock constituting Restricted Stock may not be converted into Common Stock or Series A Preferred Stock to the extent that immediately prior thereto, or as a result of such conversion, the number of shares of Common Stock or Series A Preferred Stock which constitute such Restricted Stock held by all holders thereof would exceed the number of shares of Common Stock or Series A Preferred Stock which such Regulated Stockholder reasonably determines it and its Affiliates may own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates; and, provided, further, that each holder of Series B Preferred Stock may convert such shares into Common Stock or Series A Preferred Stock if such holder reasonably believes that such converted shares will be transferred within fifteen (15) days or already have been transferred pursuant to a Conversion Event (defined below) and such holder agrees not to vote any such shares of Common Stock or Series A Preferred
          Stock prior to such Conversion Event and undertakes to promptly convert such shares back into Series B Preferred Stock if such shares are not transferred pursuant to a

          Conversion Event. Each Regulated Stockholder may provide for further restrictions upon the conversion of any shares of Restricted Stock by providing the Corporation with signed, written instructions specifying such additional restrictions and legending such shares as to the existence of such restrictions.

               (iii) Conversion Price. The "Conversion Price" shall initially be $2.00 per share. The number of shares of common Stock issuable upon conversion is the Liquidation Preference divided by the then applicable Conversion Price, as adjusted from time to time as provided in Section 4(e), multiplied by the number of shares of Series B Preferred Stock converted.

               Notwithstanding any provision of this Section 4(a)(iii) to the contrary, after December 31, 2004, each holder of Series B Preferred Stock shall be entitled to convert shares of Series B Preferred Stock in connection with any Conversion Event if such holder reasonably believes that such Conversion Event will be consummated, and a written request for conversion from any holder of Series B Preferred Stock to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation will not cancel the shares of Series B Preferred Stock so converted before the 15th day following such Conversion Event and will reserve such shares until such 15th day for reissuance in compliance with the next sentence. If any shares of Series B Preferred Stock are converted into shares of Common Stock or Series A Preferred Stock in connection with a Conversion Event and such shares of Common Stock or Series A Preferred Stock are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Common Stock or Series A Preferred Stock shall be promptly converted back into the same number of shares of Series B Preferred Stock.

               (iv)  Defined  terms.   For  purposes  of  this   Certificate  of
          Designations, the following terms shall be defined as set forth below:

               1. "Affiliate" shall mean with respect to any Person, any other person, directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of the above definition, the term "control" (including with correlative meaning, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               2. "Conversion Event" shall mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, prior to such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, prior to such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934
               Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Series B Preferred Stock being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction (but without taking into account the Restricted Stock converted by the Regulated Holder), a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof).

               3. "Regulated Stockholder" shall mean any stockholder (i) that, directly or indirectly, due to its ownership by an entity subject to Regulation Y of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 225 (or any successor to such regulation) ("Regulation Y"), is itself subject to the provisions of Regulation Y and (ii) that holds Preferred Stock or Common Stock of the Corporation.

               4. "Restricted Stock" means, with respect to any Regulated Stockholder, any outstanding shares of Common Stock and/or Series A Preferred Stock and/or Series B Preferred Stock ever held of record by such Regulated Stockholder or its Affiliates, excluding treasury shares; provided, however, that any such shares shall cease to be Restricted Stock when such shares are transferred in a transaction which is a Conversion Event or are acquired by the Corporation or any subsidiary of the Corporation; and provided, further, that the Corporation shall have no responsibility for determining whether any outstanding shares of Common Stock and/or Series B Preferred Stock constitute Restricted Stock with respect to any particular Regulated Stockholder, but shall instead be entitled to receive, and rely exclusively upon, a written notice provided by such Regulated Stockholder designating such shares as Restricted Stock.

          (b) Issuance of Shares of Common Stock or Other Securities on Conversion.

               (i) Pursuant to Section 4(j) herein, the Corporation shall issue, at its expense, and shall deliver to such holder of Series B Preferred Stock ("Holder"), (i) a certificate or certificates for the number of full shares of Common Stock or Series A Preferred Stock issuable upon the conversion of the Series B Preferred Stock, and (ii) cash in lieu of fractional shares as provided in Section 4(d).

               (ii) Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date (as defined in Section 4(j)(iii)), and at such time the rights of the Holder shall cease and the Holder shall be deemed to have become the holder or holders of record of the shares of Common Stock or Series A Preferred Stock issued upon conversion.

          (c) No Adjustments for Dividends. No payment or adjustment shall be made by or on behalf of the Corporation on account of any dividends on the Common Stock issued upon such conversion which were declared for payment to holders of Common Stock of record as of a date prior to the Conversion Date.

          (d) Cash Payment in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of the Series B Preferred Stock. In lieu of any fraction of a share of Common Stock to which the Holder would otherwise be entitled upon conversion of the Series B Preferred Stock, the Corporation shall pay a cash adjustment for such fraction in an amount equal to the same fraction of the Fair Value per share of Common Stock at the close of business on the Conversion Date.

          (e) Adjustment of Conversion Price of Common Stock.

               (i) Except as provided in Section 4(e)(vii), in case, at any time or from time to time after the Effective Date, the Corporation shall issue or sell any shares of any class of common stock for a consideration per share less than the Fair Value (as defined in
          Section 4(e)(viii) below), then forthwith upon such issue or sale the Conversion Price in effect immediately prior to such issue or sale shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect prior to the adjustment by a fraction determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale, and
          (2) the consideration, if any, received by the Corporation upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale. No adjustment of the Conversion Price, however, shall be made in an amount less than one cent per share, but any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to two cents per share or more.

               (ii) For the purposes of Subsection 4(e)(i)above, the following paragraphs (1) to (6), inclusive, shall also be applicable:

               1. In case at any time the Corporation shall grant any rights to subscribe for, or any rights or options or warrants to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options or warrants, plus the maximum aggregate amount of additional consideration payable to the Corporation upon the exercise of such rights or options, plus, in the case of any such rights or options or warrants which relate to such Convertible Securities, the maximum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Fair Value in effect immediately prior to the time of the granting of such rights or options or warrants, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share and the current Conversion Price shall be adjusted as provided in Subsection 4(e)(i) above. Except as provided in Subsection 4(e)(v), no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, if at any time on or after the Effective Date the Corporation shall grant, issue or sell any options or rights to purchase stock, warrants, securities or other property pro rata to the holders of Common Stock of all classes ("Purchase Rights"), then each Holder shall be entitled (but not obligated) to acquire, in lieu of any other adjustment provided for in this Subsection 4(e) and upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if it had held the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock immediately prior to the time or times at which the Corporation granted, issued or sold such Purchase Rights.

               2. In case at any time the Corporation shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Value immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share and the Conversion Price shall be adjusted as provided in Subsection 4(e)(i) above, provided that (x) except as provided in Subsection 4(e)(v), no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of Subsection 4(e)(ii), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               3. Omitted.

               4. In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Corporation in good faith, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of
               another   corporation  into
               the Corporation, the amount of consideration therefor shall be deemed to be the fair value of the assets of such merged corporation as determined by the Board of Directors of the Corporation in good faith after deducting therefrom all cash and other consideration (if any) paid by the Corporation in connection with such merger.

               5. In case at any time the Corporation shall take a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its subsidiaries, but the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Subsection 4(e).

               (iii) Omitted.

               (iv) In case at any time the Corporation shall subdivide its outstanding shares of Common Stock into a greater number of shares or upon any issuance by the Corporation of a greater number of shares of Common Stock in a pro rata exchange for all of its outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares or upon any issuance by the Corporation of a lesser number of shares of Common Stock in a pro rata exchange for all of its outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               (v) If the purchase price provided for in any right or option referred to in paragraph (1) of Subsection 4(e)(ii), or the rate at which any Convertible Securities referred to in paragraphs (1) or (2) of said Subsection 4(e)(ii) are convertible into or exchangeable for Common Stock, shall change or a different purchase price or rate shall become effective at any time or from time to time (other than under or by reason of provisions designed to protect against dilution), then, upon such change becoming effective, the Conversion Price then in effect hereunder shall forthwith be increased or decreased to such Conversion Price as would have obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (1) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (2) the granting or issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Corporation therefor and to be received on the basis of such changed price. On the expiration of any right or option referred to in paragraph (1) of Subsection 4(e)(ii), or on the termination of any right to convert or exchange any Convertible Securities referred to in paragraphs (1) or (2) of said Subsection 4(e)(ii), the Conversion Price shall forthwith be readjusted to such amount as would have obtained had the adjustment made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of the issuance or sale of only the number of shares of Common Stock actually issued upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be decreased to such Conversion Price as would have obtained had the adjustments made upon the issuance of such right or option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

               (vi) For so long as shares of Series B Preferred Stock are issued and outstanding, the Corporation may not consolidate or merge with or into another person, unless (i) the Corporation is the surviving entity, or the person formed by or surviving any such consolidation or merger (if other than the Corporation) is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; and (ii) the Series B Preferred Stock shall be converted or exchanged for and shall become shares of such successor, transferee or resulting person having in respect of such successor, transferee or successor person the same powers, preferences, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Series B Preferred Stock had immediately prior to such transaction.

               (vii) The following events shall not effect an adjustment to the Conversion Price pursuant to this Section 4(e):

               1. The issuance of Common Stock by the Corporation upon the conversion of the Series B Preferred Stock or the Series A Preferred Stock or upon the exercise or conversion of any other Convertible Security outstanding prior to the Effective Date;

               2. The issuance of options to acquire shares of Common Stock not to exceed 10% of the outstanding shares of Common Stock, on a fully diluted basis, from time to time issuable or issued to employees, consultants or directors of the Corporation granted or to be granted with the approval of the Board of Directors of the Corporation and the Common Stock issuable or issued upon exercise thereof;

               3. The issuance of warrants to acquire 1,500,000 shares of Common Stock to be issued by the Corporation in exchange for identical warrants issued by USOL Holdings, Inc., a Delaware corporation ("USOL") to former creditors of U.S. Online Communications, Inc. in connection with the sale of assets to USOL and the issuance by the Corporation of Common Stock issuable or issued upon exercise thereof;

               4. The issuance of 3,175,000 shares of USOL Common Stock in connection with the merger between USOL and the Corporation;

               5. The issuance of warrants to acquire 325,000 shares of Common Stock to be issued by the Corporation in exchange for identical warrants issued by USOL to GMAC Commercial Mortgage Corporation in connection with the sale of assets to USOL and the issuance by the Corporation of Common Stock issuable or issued upon exercise thereof;

               6. The issuance of warrants to acquire 259,000 shares of Common Stock to be issued to Amstar Capital Group or its affiliates, in connection with any financial advisory arrangements and the issuance by the Corporation of Common Stock issuable or issued upon exercise thereof; and

               7. the issuance of five (5) million shares of Common Stock by the Corporation pursuant to the first sentence of Section 3(a) above.

               (viii) "Fair Value" of the Common Stock as of a particular date shall mean the average of the daily closing prices for the preceding twenty trading days before the day in question. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. If no price can be determined by the foregoing method, "Fair Value" shall mean the fair value thereof as determined by mutual agreement reached by the Corporation and the holders of a majority of the shares of Series B Preferred Stock and Series A Preferred Stock (the "Majority of the Holders") or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" hereunder, the Corporation shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within twenty (20) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose hereunder shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the Corporation shall give the holders of Series B Preferred Stock and Series A Preferred Stock notice of such event, and the Corporation and the holders of Series B Preferred Stock and Series A Preferred Stock shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value. In the event the Corporation and the Majority of the Holders are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, an independent investment banking firm of national standing selected by the Corporation shall make such determination and render such opinion. The determination so made shall be conclusive and binding on the Corporation and the holders of Series B Preferred Stock and Series A Preferred Stock. The fees and expenses of the investment banking firm retained for such purpose shall be shared equally by the Corporation and the holders of Series B Preferred Stock and Series A Preferred Stock.

               (ix) If at any time or from time to time conditions arise by reason of action taken by the Corporation which are not adequately covered by the provisions of Subsection 4(e), and which might materially and adversely affect the exercise rights of the Holders of Series B Preferred Stock and Series A Preferred Stock, upon the request of at least a Majority of the Holders, the Corporation shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Corporation), which shall give their opinion upon the adjustment, if any, of the number of shares issuable upon the conversion of the Series B Preferred Stock and Series A Preferred Stock, on a basis consistent with the standards established in the other provisions of Subsection 4(e), necessary in order to preserve without diminution the rights of the Holders of the Series B Preferred Stock and Series A Preferred Stock. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments, if any, described therein.

          (f) Covenant to Reserve Shares of Common Stock and Series A Preferred Stock for Conversion.

               (i) The Corporation covenants that it will reserve and keep available out of its authorized Common Stock and Series A Preferred Stock and/or shares of its Common Stock and Series A Preferred Stock then owned or held by or for the account of the Corporation, solely for the purpose of delivery upon conversion of the Series B Preferred Stock as herein provided, such number of shares of Common Stock or Series A Preferred Stock as shall then be deliverable upon the conversion of the Series B Preferred Stock. All shares of Common Stock and Series A Preferred Stock which shall be so deliverable shall be duly and validly issued and fully paid and nonassessable.

               (ii) Before taking any action which would cause an adjustment reducing the Conversion Price at any time in effect below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation shall take any corporate action which may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such Conversion Price as so adjusted.

          (g) Compliance with Governmental Requirements. If any shares of Common Stock or Series A Preferred Stock required to be reserved for purposes of conversion of the Series B Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law, or listing upon any national securities exchange, before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

          (h) Notice of Change of Conversion Price of Common Stock. Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly deliver to each Holder a certificate of a firm of independent public accountants of national standing (who may be the accountants regularly employed by the Corporation) selected by the Board of Directors of the Corporation setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (i) Notice of Taking of Certain Actions. In case:

               (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than out of its earned surplus; or

               (ii) the Corporation shall authorize the granting to holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (iii) of any capital reorganization or reclassification of the capital stock of the Corporation or of any consolidation or merger of the Corporation with another corporation, or of the sale of all or substantially all of its assets to another corporation which is to be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or other assets with respect to or in exchange for Common Stock; or

               (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

               (v) of any other action requiring adjustment to the Conversion Price.

               Then the  Corporation  shall  promptly cause to be mailed to each
          Holder at its last address as set forth on the stock transfer records of the Corporation, at least 14 days prior to the applicable record date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend or distribution of rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record would be entitled to such dividend or distribution of rights, or (2) the date on which such capital reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up.

               The Corporation shall not convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock or any other class of capital stock of the Corporation or take any other action affecting the voting rights of such shares, if such action will increase the percentage of any class of outstanding voting securities owned or controlled by any Regulated Stockholder (other than any such stockholder which requested that the Corporation take such action, or which otherwise waives in writing its rights under this Section 4(i)), unless the Corporation gives written notice (the "Deferral Notice") of such action to each Regulated Stockholder. The Corporation will defer making any such conversion, redemption, purchase or other acquisition, or taking any such other action for a period of twenty (20) days (the "Deferral Period") after giving the Deferral Notice in order to allow each Regulated Stockholder to determine whether it wishes to convert or take any other action with respect to the Common Stock it owns, controls or has the power to vote, and if any such Regulated Stockholder then elects to convert any shares of Common Stock, it shall notify the Corporation in writing within ten (10) days of the issuance of the Deferral Notice, in which case the Corporation shall
          (i) promptly notify from time to time prior to the end of such 20-day period each other Regulated Stockholder holding shares of each proposed conversion, and (ii) effect the conversions requested by all Regulated Stockholders in response to the notice issued pursuant to this Section 4(i) at the end of the Deferral Period. Upon complying with the procedures hereinabove set forth in this Section 4(i), the Corporation may so convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock or any other class of capital stock of the Corporation or take any other action affecting the voting rights of such shares.

               The Corporation shall not redeem, purchase, acquire or take any other action affecting outstanding shares of Series B Preferred Stock if, after giving effect to such redemption, purchase, acquisition or other action, a Regulated Stockholder would own more than 4.9% of any class of voting securities of the Corporation (other than any class of voting securities which is (or is made prior to any such redemption, purchase, acquisition or other action) convertible into a class of non-voting securities which are otherwise identical to the voting securities and convertible into such voting securities on terms reasonably acceptable to such Regulated Stockholder) or more than 24.9% of the total equity of the Corporation or more than 24.9% of the total value of all capital stock of the Corporation (in each case determined by assuming such Regulated Holder (but no other holder) has exercised, converted or exchanged all of its options, warrants and other convertible or exchangeable securities) unless the Corporation gives the Deferral Notice set forth in the immediately preceding paragraph.

          (j) Mechanics of Conversion.

               (i) Optional Conversion. In order to convert Series B Preferred Stock into full shares of Common Stock or Series A Preferred Stock, a Holder shall deliver, no later than 11:00 a.m., Pacific Standard Time on the business day next preceding the Conversion Date, to the office of the Corporation's designated transfer agent for the Series B Preferred Stock (the "Transfer Agent") (1) a fully executed notice of conversion ("Notice of Conversion"), and (2) the original certificate or certificates evidencing the Series B Preferred Stock being converted (a "Certificate"), duly endorsed. In connection with such conversion, accumulated but unpaid dividends to the date fixed for conversion will be paid, at the Corporation's election, in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Fair Value on the date fixed for conversion.

               (ii) Automatic Conversion. Upon the satisfaction of the conditions set forth in Section 4(a) above, the Corporation shall notify all Holders of Series B Preferred Stock (the "Automatic Conversion Notice"), that all shares of Series B Preferred Stock held by them have or will be automatically converted into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price. Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Series B Preferred Stock, addressed to such holders at their last addresses as shown on the Corporation's stock transfer ledger. Such notice of conversion shall specify the estimated date of conversion; the then effective Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the Corporation's election, in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Fair Value on the date fixed for conversion (which shall be within thirty (30) days of the notice); and that on and after the Conversion Date, dividends will cease to accumulate on such shares. Tender of shares of Series B Preferred Stock by Holder shall not be required for conversion, however, it may be required by the Corporation for issuance of a stock certificate evidencing the shares of Common Stock issuable to the Holder. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a Holder of the Series B Preferred Stock whether or not a Holder of the Series B Preferred Stock receives such notice; and failure so to give such notice or any defect in such notice, shall not affect the validity of the proceedings for the conversion.

               (iii)  Conversion Date. The Conversion Date shall be deemed to be
          (a) for an optional conversion, the date the Notice of Conversion and the original Certificates representing the Series B Preferred Stock to be converted are surrendered to the Transfer Agent or (b) for an automatic conversion, the date specified by the Corporation in the Automatic Conversion Notice delivered to the Holder.

               (iv) Issuance of Common Stock within Three (3) Business Days. Upon receipt of the original Certificates representing the Series B Preferred Stock converted or to be converted, the Corporation shall use its reasonable best efforts to cause the Transfer Agent to issue the appropriate number of shares of Common Stock or Series A Preferred Stock, and to send Certificates representing such shares, postage prepaid, to each Holder at each such Holder's address as it appears on the stock record books of the transfer agent, no later than three (3) business days after the latter of (i) the date of delivery of the Certificates, and (ii) the Conversion Date.

               (v) Lost or Stolen Certificates. Within three (3) business days after receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate or certificates representing the Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of the Series B Preferred Stock certificate or certificates, if mutilated, the Corporation shall use its reasonable best efforts to cause the execution and delivery of new Series B Preferred Stock of like tenor and date. The Corporation shall not be required to deliver new Certificates if the request for replacement is made contemporaneously with the conversion or redemption of such Series B Preferred Stock.

     15. Rights On Liquidation.

          (a) Upon the  voluntary or  involuntary  liquidation,  dissolution  or winding up of the Corporation, the Holders of the shares of the Series B Preferred Stock and the Series A Preferred Stock, which shall be pari passu with respect to rights on liquidation, shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders under applicable law, before any payment or distribution of assets shall be made on the Common Stock or on any other class or series of stock of the Corporation ranking junior to the Series B Preferred Stock upon liquidation, the amount of $25.00 per share (taking into account any stock split or reverse stock split or any other adjustments to the number of shares of Common Stock into which the Series B Preferred Stock and the Series A Preferred Stock is convertible) (the "Liquidation Preference"), plus a sum equal to all dividends accrued (including any compound dividends) on such shares and unpaid to the date fixed for such liquidation, dissolution or winding up.

          (b) After the payment in cash to the Holders of the shares of the Series B Preferred Stock and the Series A Preferred Stock of the full preferential amounts for the shares of the Series B Preferred Stock and the Series A Preferred Stock, as set forth in paragraph (a) of this Section 5, the Holders of the Series B Preferred Stock and the Series A Preferred Stock shall have no further right or claim to any of the remaining assets of the Corporation.

          (c) In the event the assets of the Corporation available for distribution to the Holders of shares of the Series B Preferred Stock and the Series A Preferred Stock upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5, no distribution shall be made on account of any shares of any other series of preferred stock or any other class of stock of the Corporation ranking on a parity with the shares of the Series B Preferred Stock and the Series A Preferred Stock upon such liquidation, dissolution or winding up unless proportionate amounts shall be paid on account of the shares of the Series B Preferred Stock and the Series A Preferred Stock, ratably, in proportion to the full amounts to which holders of all such shares which are on a parity with the shares of the Series B Preferred Stock and the Series A Preferred Stock are respectively entitled upon such dissolution, liquidation or winding up.

          (d) For purposes of this Section 5 only, a merger or consolidation of the Corporation into or with any other corporation or association (in the event that the Corporation is not the surviving entity or the holders of shares of Common Stock prior to the transaction do not hold a majority of the outstanding equity interests of the surviving entity immediately after the transaction) or the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation shall be deemed to be a liquidation or winding up of the Corporation. In such event, the holders of the Series B Preferred Stock and the Series A Preferred Stock shall be entitled to receive, before any payment or distribution of assets shall be made on the Common Stock or on any other class or series ranking junior to the Series B Preferred Stock and the Series A Preferred Stock, an amount equal to the greater of (i) the amount payable pursuant to Section 5(a) or
     (ii) the amount such holders would have received if they had converted their shares of Series B Preferred Stock and Series A Preferred Stock into Common Stock immediately prior to such liquidation or winding up (without giving effect to the liquidation preference of or any distributions on any other equity interests ranking prior to the Common Stock).

     16. Optional Redemption. At any time and from time to time after the Effective Date, the Corporation may, at its option, redeem all or a portion of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, on a pro rata basis, on a date specified by the Corporation (the "Redemption Date") by paying the Liquidation Preference plus a sum equal to all dividends accrued on such shares and unpaid to the Redemption Date (the "Redemption Price") in cash out of funds legally available for such purpose.

          (a) Notice and Redemption Procedures. Notice of the redemption of shares of Series B Preferred Stock pursuant to this Section 6 (a "Notice of Redemption") shall be sent to the Holders of record of the shares of Series B Preferred Stock to be redeemed by first class mail, postage prepaid, at each such Holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Redemption Date, which date shall be set forth in such notice; provided that failure to give such Notice of Redemption to any Holder, or any defect in such Notice of Redemption to any Holder shall not affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock held by any other Holder. In order to facilitate the redemption of shares of Series B Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Redemption Date, each Holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Redemption Date, all dividends on shares of Series B Preferred Stock shall cease to accumulate and all rights of the Holders thereof as Holders of Series B Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Redemption Date.

          (b) Deposit of Funds. The Corporation shall, on or prior to the Redemption Date, deposit with its transfer agent or other redemption agent in the State of Texas having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series B Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series B Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. In case holders of any shares of Series B Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

     17. Notice. Any notice required to be given to the holders of Series B Preferred Stock or any securities issued upon conversion thereof shall be in writing and shall be deemed to have been given upon the earlier of personal delivery or three days after deposit in the United States mails by registered or certified mail, return receipt requested, with postage fully prepaid, and addressed to each holder of record at his or its address as it appears on the stock transfer records of the Corporation. Any notice to the Corporation shall be in writing and shall be deemed to have been given upon the earlier of personal delivery or three days after deposit in the United States mails by registered or certified mail, return receipt requested, with postage fully prepaid, to the Corporation at 10300 Metric Boulevard, Austin, Texas 78758 or such other address as to which the Corporation shall have given notice to each Holder in accordance with the provisions of this Section 7.

     18. Legend. All certificates representing the Series B Preferred Stock, all shares of Series A Preferred Stock or Common Stock issued upon conversion of shares of Series B Preferred Stock, and any and all securities issued in replacement thereof or in exchange therefor shall bear such legends as shall be required by law or contract.

     19.  Rank.  The  Series B  Preferred  Stock  shall rank pari passu with the
Series A Preferred Stock and shall rank senior to all of the Corporation's Common Stock and all other classes and series of preferred or other capital stock of the Corporation hereafter issued by the Corporation as to dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     20. Protective Provisions.

          (a) So long as shares of Series B Preferred Stock are outstanding, the Corporation may not amend any term of this Certificate of Designations, including but not limited to Section 4(e)(vi), without first obtaining the approval (by vote or written consent) of a majority of the holders of the then-outstanding Series A Preferred Stock and the then-outstanding Series B Preferred Stock, voting as a single class.

          (b) So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of two-thirds of the shares of then-outstanding Series A Preferred Stock and then-outstanding Series B Preferred Stock:

               (i) issue any class or series of preferred or other capital stock senior to or on parity with the Series B Preferred Stock as to payment of dividends or senior to or on a parity with the Series B Preferred Stock as to payments on liquidation, dissolution or winding up of the Corporation;

               (ii) amend its Articles of Incorporation or bylaws in any manner which would impair or reduce the rights of a Holder of the Series B Preferred Stock; or

               (iii) permit a liquidation, dissolution or winding up of the Corporation to occur.

          (c) Notwithstanding any other provision hereof to the contrary, so long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the consent of the holder of the Series B Preferred Stock so affected, amend its Articles of Incorporation or bylaws or take any action to treat one holder of Series B Preferred Stock differently from another holder of Series B Preferred Stock.

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
              in order to Convert the Series B Preferred Stock into
                            Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert ___________ shares of Series B Preferred Stock ("Series B Preferred Stock"), represented by stock certificate No(s). ____________ (the "Series B Stock Certificates") into shares of Series A Preferred Stock ("Series A Preferred Stock") of USOL Holdings, Inc. (f/k/a FirstLink Communications, Inc.) (the "Corporation") according to the conditions of the Certificate of Designations of Series B Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

The  undersigned  represents  and  warrants  that all  offers  and  sales by the undersigned of the shares of Series A Preferred Stock issuable to the undersigned upon conversion of the shares of Series B Preferred Stock represented by the Series B Stock Certificates shall be made pursuant to an exemption from registration under the Securities A of 1933.



Conversion Calculations:            Date of Conversion:

                                    Applicable Conversion Price:

----------------------------

                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Name:

                                    --------------------------------------------

                                    --------------------------------------------
                                    Address:



No shares of Series A Preferred Stock will be issued until the original Series B Stock Certificate(s) to be converted and the Notice of Conversion are received by the Corporation or the Corporation's transfer agent (the "Transfer Agent") as required by the Certificate of Designations of the Series B Preferred Stock. The Series B Preferred Stock to be converted shall be deemed to cease to be outstanding as of the Conversion Date (irrespective as to when the underlying Series A Preferred Stock is delivered).

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
              in order to Convert the Series B Preferred Stock into
                                  Common Stock)

The undersigned hereby irrevocably elects to convert ___________ shares of Series B Preferred Stock ("Series B Preferred Stock"), represented by stock certificate No(s). ____________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of USOL Holdings, Inc. (f/k/a FirstLink Communications, Inc.) (the "Corporation") according to the conditions of the Certificate of Designations of Series B Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the shares of Series B Preferred Stock represented by the Preferred Stock Certificates shall be made pursuant to and subject to an effective registration statement covering the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.


Conversion Calculations:            Date of Conversion:

                                    Applicable Conversion Price:

----------------------------

                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Name:

                                    --------------------------------------------

                                    --------------------------------------------
                                    Address:



No shares of Common Stock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Corporation or the Corporation's transfer agent (the "Transfer Agent") as required by the Certificate of Designations of the Series B Preferred Stock. The Series B Preferred Stock to be converted shall be deemed to cease to be outstanding as of the Conversion Date (irrespective as to when the underlying Common Stock is delivered).